UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 3, 2009

ABITIBIBOWATER INC.

(Exact name of Registrant as Specified in Charter)

Delaware	001-33776	98-0526415
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

AbitibiBowater Inc. 1155 Metcalfe Street, Suite 800 Montreal, Quebec Canada	H3B 5H2
(Address of principal executive offices)	(Zip Code)

(514) 875-2160
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 3, 2009, AbitibiBowater Inc. (the "Company") announced that, through its subsidiaries Abitibi-Consolidated Inc. ("ACI") and Abitibi-Consolidated Company of Canada ("ACCC"), it has entered into an Implementation Agreement (the "Implementation Agreement") with Alcoa Canada Ltd. and  Alcoa Ltd. (collectively, "Alcoa") and Manicouagan Power Company ("MPCo"), for the purposes described below.  HQ Énergie Inc., a wholly-owned direct subsidiary of Hydro Québec intervened to the agreement for the limited purpose of acknowledging and agreeing to be bound to certain specified provisions applicable to it, subject to certain conditions.

The Implementation Agreement sets forth the parties' intent to implement certain transactions that ultimately would result in the sale of ACCC's 60% interest in the 335MW MPCo hydroelectric facility to Hydro Québec for gross proceeds of C$615 million (the "Proposed Transactions"). Alcoa currently holds the remaining 40% interest. The Implementation Agreement sets forth the parties' agreement to use their reasonable commercial efforts to take or cause to be taken all actions necessary to consummate the implementation of the Proposed Transactions in the most expeditious manner practicable and also outlines certain material terms and conditions of the Proposed Transactions, including, among other things, the transfer of the MPCo hydroelectric facility to a newly-formed limited partnership held by Hydro Québec and Alcoa.

The Company would be required to use a portion of any such sale proceeds to repay any outstanding amount under the US$100 Million SuperPriority Senior Secured Debtor In Possession Credit Facility, dated as of May 6, 2009, among ACI and Donohue Corp., as Borrowers, Bank of Montreal, as Lender, and the Subsidiary Guarantors named therein, and guaranteed by Investissement Québec (the "Current Abitibi DIP Facility"). To secure certain indemnities and undertakings provided to Alcoa to implement the Proposed Transactions, including in respect of certain potential tax consequences from the transaction and certain potential contingent pension liabilities of MPCo, the Implementation Agreement provides that at closing ACCC will have formed a wholly-owned special purpose corporation to support those obligations and will contribute thereto approximately C$282.3 million from the sale proceeds. Subject to the approval of the Québec Superior Court pursuant to the proceedings under the Companies' Creditors Arrangement Act (Canada) (the "Canadian Court"), the newly-created entity would in turn use the funds to provide debtor-in-possession financing to ACI and ACCC on terms and conditions similar to the Current Abitibi DIP Facility and reasonably satisfactory to Alcoa, including similar security features, but it would rank immediately thereafter. Subject to certain conditions and exceptions as more fully set forth in the Implementation Agreement, the funds required to be retained by this newly-created entity would be reduced on the successful completion of the restructuring of ACCC and affiliates thereof pursuant to the Companies' Creditors Arrangement Act (Canada) (as to approximately C$202.3 million) and substantially all the remaining funds on the date that is 90 days following the expiration of the latest date on which tax may be assessed or reassessed upon Alcoa in respect of the Proposed Transactions. Approximately C$31 million (5% of the gross purchase price) of the sale proceeds would also be subject to a two year holdback period to secure certain indemnification obligations of ACCC to Hydro Québec.

ACCC and/or ACI, as applicable, would also be required to use up to approximately C$57 million of the sale proceeds to pay taxes incurred by Alcoa and its affiliates as a result of the Proposed Transactions, pre-filing amounts owed to the distribution division of Hydro Québec by ACCC and its affiliates, including amounts owed by Bowater Canadian Forest Products Inc., as well as pre-filing amounts owed to MPCo and Alcoa for electricity purchased by ACCC from MPCo.

The closing of the Proposed Transactions is expected to occur by October 15, 2009, subject to a number of significant conditions, including, among others, the execution of definitive agreements, the approval of the Canadian Court, the receipt of applicable regulatory approvals and other third party consents. As previously announced, it is expected that in connection with the foregoing ACCC will enter into a long-term power supply agreement with Hydro Québec's distribution division for the supply of electricity to its Baie-Comeau mill in the Province of Québec

A copy of the Implementation Agreement is attached to this current report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. This description of the Implementation Agreement and the transactions contemplated thereby is not complete and is qualified in its entirety by reference thereto.

Cautionary Note Regarding Forward-Looking Statements

Statements in this current report on Form 8-K that are not reported financial results or other historical information are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. They include, for example, statements regarding the allocation of proceeds, the negotiation and execution of definitive agreements and the anticipated closing date. Forward-looking statements may be identified by the use of forward-looking terminology such as the words "should," "would," "could," "may," "expect," "believe," and other terms with similar meaning indicating possible future events or potential impact on the business or stockholders of AbitibiBowater.

The reader is cautioned not to place undue reliance on these forward-looking statements, which are not guarantees of future performance. These statements are based on management's current assumptions, beliefs and expectations, all of which involve a number of business risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include, but are not limited to, the ability to complete the Proposed Transactions on terms satisfactory to the Company within the announced time frame, the proceeds expected to be received by the Company and the allocation thereof, the potential impact of the sale of the Company's interest in MPCo on mill operations, our ability to decrease operating costs and take advantage of new investment opportunities, our ability to continue to keep workers and local communities informed about the sale and industry conditions generally. Additional factors are detailed from time to time in AbitibiBowater's filings with the Securities and Exchange Commission (the "SEC") and the Canadian securities regulatory authorities, including those factors contained under the caption "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2008, filed with the SEC on April 30, 2009, and the Quarterly Report on Form 10-Q for the quarter ended June 30, 2009, filed with the SEC on August 11, 2009. All forward-looking statements in this current report on Form 8-K are expressly qualified by information contained in the Company's filings with the SEC and the Canadian securities regulatory authorities. AbitibiBowater disclaims any obligation to update or revise any forward-looking information.

Item 9.01.	Financial Statements and Exhibits.

	(d)	Exhibits

		10.1	Implementation Agreement among Abitibi-Consolidated Inc., Abitibi-Consolidated Company of Canada, Alcoa Canada Ltée, Alcoa Ltd. and Manicouagan Power Company and to which intervened HQ Énergie Inc., dated September 3, 2009.

Signature

Pursuant to the requirements of the Securities Exchange Act of l934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ABITIBIBOWATER INC.

	By:	/s/ Jacques P. Vachon
Dated: September 3, 2009		Name: Jacques P. Vachon
Title: Senior Vice-President, Corporate Affairs and Chief Legal Officer

Exhibit Index

Exhibit No.	Description of Exhibit

10.1	Implementation Agreement among Abitibi-Consolidated Inc., Abitibi-Consolidated Company of Canada, Alcoa Canada Ltée, Alcoa Ltd. and Manicouagan Power Company and to which intervened HQ Énergie Inc., dated September 3, 2009.

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